BlackRock Funds II
BlackRock High Yield Bond Portfolio

(the “Fund”)

Supplement dated March 20, 2014

to the Summary Prospectus dated January 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
James Keenan, CFA	2007	Managing Director of BlackRock, Inc.
Mitchell Garfin, CFA	2009	Managing Director of BlackRock, Inc.
David Delbos	2014	Managing Director of BlackRock, Inc.
Derek Schoenhofen	2009	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-HYB-0314SUP